Exhibit 10.2

JOINDER AGREEMENT NO. 1
THIS JOINDER AGREEMENT NO. 1, dated as of May 1, 2014 (this “Agreement”), by and among BANK OF AMERICA, N.A., BARCLAYS BANK PLC, BMO HARRIS FINANCING INC., CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, GOLDMAN SACHS BANK USA, NOMURA CORPORATE FUNDING AMERICAS, LLC and WELLS FARGO BANK, NATIONAL ASSOCIATION (each an “Incremental Revolving Loan Lender” and collectively the “Incremental Revolving Loan Lenders”), POST HOLDINGS, INC., a Missouri corporation (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of January 29, 2014 (as amended by that certain First Amendment to Credit Agreement, dated as of the date hereof (the “First Amendment”), and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Lenders party thereto from time to time, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent;
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may request an increase in the existing Revolving Commitments and/or request new Incremental Term Loan Commitments by entering into one or more Joinder Agreements with the Incremental Revolving Loan Lenders and/or the Incremental Term Loan Lenders, as applicable; and
WHEREAS, pursuant to this Agreement, the Borrower wishes to obtain $100,000,000 of Incremental Revolving Credit Commitments pursuant to the Credit Agreement in addition to the existing Revolving Credit Commitment as described in the Credit Agreement, to be provided by each Incremental Revolving Loan Lender party hereto and effective on the Commitment Effective Date (as defined below) pursuant to the terms hereof.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Each Incremental Revolving Loan Lender hereby agrees to commit to provide its respective Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:
Each Incremental Revolving Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and it is sophisticated with respect to decisions to make loans similar to those contemplated to be made hereunder and it is experienced in making loans of such type; (ii) agrees that it will, independently and without reliance upon Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
Each Incremental Revolving Loan Lender hereby agrees to provide its respective Incremental Revolving Credit Commitment on the Joinder Effective Date (as defined below), on the terms and subject to the conditions set forth below

1.
Conditions to Effectiveness. The effectiveness of this Agreement and the Borrower’s receipt of the Incremental Revolving Credit Commitments (subject to the conditions set forth in Section 2 hereof) hereunder is subject to the due execution and delivery of this Agreement by the Borrower, the Administrative Agent and the Incremental Revolving Loan Lenders (the date of satisfaction of such condition, the “Joinder Effective Date”).

Each party hereto agrees that their respective signatures to this Agreement, once delivered, are irrevocable and may not be withdrawn.
Upon satisfaction of the above “Conditions to Effectiveness” on the Joinder Effective Date, this Agreement shall be a binding agreement between the parties hereto.

2.
Condition to Availability. Notwithstanding anything to the contrary set forth herein or in the Credit Agreement, the Increased Amount Date with respect to the Incremental Revolving Credit Commitments hereunder shall not occur, no assignments by the Incremental Revolving Loan Lenders of any Incremental Revolving Credit Commitments hereunder shall be permitted and no Borrowings under the Incremental Revolving Credit Commitments hereunder shall be available to the Borrower, until the following conditions are satisfied (the date of satisfaction of such conditions, the “Commitment Effective Date”):

i.	the occurrence of the Pending Acquisition Closing Date;

ii.	the Borrower shall deliver (or cause to be delivered), to the Administrative Agent and the Incremental Revolving Loan Lenders, the documents referenced in Section 7 below; and

iii.
the Borrower shall have paid, to the Administrative Agent, for the account of each Incremental Revolving Loan Lender as of the Commitment Effective Date, the closing fees referenced in Section 3 below.

3.
Other Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Incremental Revolving Loan Lender as of the Commitment Effective Date, as fee compensation for such Incremental Revolving Loan Lender’s commitments hereunder, an amount equal to 0.50% of the aggregate amount of such Incremental Revolving Loan Lender’s Incremental Revolving Credit Commitment, payable to such Incremental Revolving Loan Lender out of the proceeds of the Pending Acquisition Incremental Term Loans as and when funded on the Pending Acquisition Closing Date.

4.
New Lenders. Each Incremental Revolving Loan Lender hereunder that is not a “Lender” under the Credit Agreement as of the Commitment Effective Date acknowledges and agrees upon satisfaction of the conditions in Section 2 of this Agreement, such Incremental Revolving Loan Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

5.	Credit Agreement Governs. Except as set forth in this Agreement, the Incremental Revolving Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

6.	Borrower’s Certifications. By its execution of this Agreement, the Borrower hereby certifies that, as of the date hereof:

i.
no Default or Event of Default exists before or after giving effect to the effectiveness of the Incremental Revolving Credit Commitments contemplated hereby and the extensions of credit, if any, made under the Credit Agreement on the Pending Acquisition Closing Date;

ii.
the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct after giving effect to any qualification therein), except in each case to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; and

iii.
the Borrower is in pro forma compliance with each of the covenants set forth in Section 7.11 of the Credit Agreement as of the last day of the most recently completed Measurement Period (assuming that the amendments set forth in the First Amendment were effective as of the date of such most recently completed Measurement Period) and as of the Pending Acquisition Closing Date.

7.	Borrower Covenants. By its execution of this Agreement, the Borrower hereby covenants that:

i.
the Borrower shall deliver or cause to be delivered legal opinions, officer’s certificates and such other documents (including, if applicable, the Mortgages and related documents required pursuant to Section 6.11(b) of the Credit Agreement or modifications of any Mortgages and title insurance endorsements or policies) reasonably requested by the Administrative Agent in connection with this Agreement; and

ii.
the Borrower shall deliver a duly completed certificate signed by the chief financial officer of the Borrower containing the calculations (in reasonable detail) demonstrating pro forma compliance with each of the covenants set forth in Section 7.11 of the Credit Agreement as of the last day of the most recently completed Measurement Period (assuming that the amendments set forth in the First Amendment were effective as of the date of such most recently completed Measurement Period) and as of the Pending Acquisition Closing Date.

8.	Eligible Assignee. By its execution of this Agreement, each Incremental Revolving Loan Lender represents and warrants that it is an Eligible Assignee.

9.	Notice. For purposes of the Credit Agreement, the initial notice address of each Incremental Revolving Loan Lender shall be as set forth below its signature below.

10.	Non-US Lenders. For each Incremental Revolving Loan Lender that is a Non-US Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United

States federal income tax withholding matters as such Incremental Revolving Loan Lender may be required to deliver to Administrative Agent pursuant to Section 3.01(e) of the Credit Agreement.

11.	Recordation of the New Loans. Upon the Commitment Effective Date, the Administrative Agent will record the Loans made under the Incremental Revolving Credit Commitments in the Register.

12.
Amendment, Modification and Waiver. This Agreement may not be amended, restated, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

13.
Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

14.	Governing Law; Jurisdiction; Etc.
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY HERETO OR TO THE NEGOTIATION, EXECUTION OR PERFORMANCE THEREOF OR TO THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
THE PROVISIONS OF SECTIONS 10.14(B), (C) AND (D), 10.15, 10.16 AND 10.18 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AND MADE A PART HEREOF.

15.	Loan Document. This Agreement shall constitute a Loan Document under the terms of the Credit Agreement.

16.
Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

17.
Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

18.
Outside Date. Notwithstanding anything herein to the contrary, if the Commitment Effective Date and the availability of the Incremental Revolving Credit Commitments pursuant to Section 2 hereunder has not occurred prior to the Outside Date (as defined below), then the Incremental Revolving Credit Commitments hereunder shall automatically terminate.

“Outside Date” shall mean the first to occur of (i) the abandonment of the Pending Acquisition or termination of the Pending Acquisition Agreement and (ii) 5:00 p.m. New York City time on August 1, 2014.

19.
USA PATRIOT Act. Each Incremental Revolving Loan Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Incremental Revolving Loan Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower and each Guarantor, which information includes the name and address of the Borrower and each Guarantor and other information that will allow such Incremental Revolving Loan Lender or the Administrative Agent, as applicable, to identify the Borrower and each Guarantor in accordance with the Act. The Borrower shall, and shall cause each Guarantor to, promptly following a request by the Administrative Agent or any Incremental Revolving Loan Lender, provide all documentation and other information that the Administrative Agent or such Incremental Revolving Loan Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.
Bank of America, N.A.

By: /s/ Gregory Roetting
Name: Gregory Roetting
Title: Vice President

Notice Address:

Attention:
Telephone:
Facsimile:

BARCLAYS BANK PLC

By: /s/ Ian Palmer
Name: Ian Palmer
Title: Managing Director

Notice Address:

Attention:
Telephone:
Facsimile:

BARCLAYS BANK PLC

By: /s/ Joan Spiotto
Name: Joan Spiotto
Title: Vice President

Notice Address:
115 S. La Salle, 25W
Chicago, IL 60603

Attention: Joan Spiotto
Telephone: +1 312 461 4811
Facsimile: +1 312 293 4327

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: /s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By: /s/ Jean-Marc Vauclair
Name: Jean-Marc Vauclair
Title: Authorized Signatory

Notice Address:

Attention:
Telephone:
Facsimile:

GOLDMAN SACHS BANK USA

By: /s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

Notice Address:

Attention:
Telephone:
Facsimile:

NOMURA CORPORATE FUNDING AMERICAS, LLC

By: /s/ Carl A. Mayer III
Name: Carl A. Mayer III
Title: Managing Director

Notice Address:

Attention:
Telephone:
Facsimile:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Daniel R. Van Aken
Name: Daniel R. Van Aken
Title: Director

Notice Address:
10 S. Wacker Drive
22nd Floor
Chicago, IL 60606

Attention: Daniel R. Van Aken
Telephone: (312) 845-4463
Facsimile: (312) 553-4783

POST HOLDINGS, INC.
By: /s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

Consented to by:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Daniel R. Van Aken
Daniel R. Van Aken
Director

SCHEDULE A
TO JOINDER AGREEMENT NO. 1

Name of Lender	Type of Commitment	Amount
Bank of America, N.A.	Incremental Revolving Credit Commitment	$25,000,000.00
Barclays Bank PLC	Incremental Revolving Credit Commitment	$12,500,000.00
BMO Harris Financing Inc.	Incremental Revolving Credit Commitment	$12,500,000.00
Credit Suisse AG, Cayman Islands Branch	Incremental Revolving Credit Commitment	$12,500,000.00
Goldman Sachs Bank USA	Incremental Revolving Credit Commitment	$12,500,000.00
Nomura Corporate Funding Americas, LLC	Incremental Revolving Credit Commitment	$12,500,000.00
Wells Fargo Bank, National Association	Incremental Revolving Credit Commitment	$12,500,000.00
		Total: $100,000,000.00